UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 October 8, 2003

                                CYPER MEDIA INC.
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        NEW YORK                 000-33517                   11-3579470
 -------------------------------------------------------------------------------
       (STATE OF              (COMMISSION FILE           (IRS EMPLOYER
     INCORPORATION)                NUMBER)            IDENTIFICATION NO.)


                         56-50 Yonge Street, 15th floor
                            Toronto, Ontario M2M 4G3
                                     Canada
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (416) 226-3375
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                    JRE INC.
                                 57 Main Street
                             (East Hampton, NY 11937
                                  516) 356-2298
           ----------------------------------------------------------
          (Former Name or Former Address of changed since last Report)

Item 4.  Change in Registrant's certifying accountant.

     On October 6, 2003, Cyper Media Inc. (formerly JRE Inc.) (the "Company") engaged the accounting firm of SF Partnership LLP, ("SF") Chartered Public Accountant as its independent public accountants to audit the Company's financial statements beginning with fiscal year ending December 31, 2003, and to review the Company's interim financial statements beginning with fiscal quarter ended September 30, 2003. The appointment of new independent public accountants was approved by the Company's Board of Directors. We amicably concluded our relationship with our former independent public accountant, Stewart H. Benjamin ("Benjamin") effective with the appointment of SF Group.

     Prior to the appointment of SF, the Company did not consult with SF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     There were no disagreements with Benjamin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused Benjamin to make references in his report to such disagreements.

     Benjamin's reports on the Company's financial statements have contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles.

     We have provided Benjamin with a copy of this disclosure and requested that he furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements. (A copy of the letter addressed to the Commission is filed as Exhibit 1.0 to this report on Form 8-K.)

Item 7. Financial Statements and Exhibits

Exhibit 1.0 Letter from Stewart H. Benjamin dated October 8, 2003 regarding 8-K disclosure.

Item 8 Change in Fiscal Year

     On October 6, 2003, the Board of Directors approved a change in the Company's fiscal year from October 31 to December 31. A report covering the transaction period will be filed on Form 10-QSB.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Cyper Media Inc.



Date: October 8, 2003                    By: /s/  Duk Jin Jung
                                             -----------------------------------
                                                  Duk Jin Jang, President